UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(713) 528-1881

(Registrant’s telephone number, including area code)

450 Gears Road, Suite 860

Houston, Texas 77067

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04.

Triggering Event under a Financial Obligation

On August 25, 2017, Camber Energy, Inc. (“we”, “us” and the “Company”), received a notice that its wholly owned subsidiary CATI Operating LLC (“CATI”) had defaulted on the maturity payment of its loan, which matured on July 31, 2017. The letter states that CATI is indebted to its lender in an amount of $8,948,107.07, which includes all principal and interest through August 25, 2017. The letter further asserts additional interest of $3,576.87 per day as well as other unpaid lender fees totaling $18,162.00 plus interest on those fees. The default notice further states that the default in failing to pay the lender fees must be cured by September 5, 2017 and the default on the principal and interest payment must be cured by September 11, 2017.

The loan is non-recourse to the Company. The Company is evaluating its plans concerning the CATI default.

Item 7.01

Regulation FD Disclosure.

The Company issued a press release on August 30, 2017, announcing that it had received notice on August 22, 2017, by the NYSE American (the “Exchange”) that the Company was not in compliance with certain of the Exchange’s continued listing standards as set forth in Section 1007 of the NYSE American Company Guide (the “Company Guide”) for failing to timely file its Form 10-Q for the period ended June 30, 2017.

Under the rules in the Company Guide, the Company shall have six months from the Filing Delinquency Date to file the Delinquent Report as well as subsequent reports to regain compliance. The Company’s management will continue its analysis on its plans regarding its Delinquent Financials.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1**	Press Release dated August 11, 2017

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By: /s/ Bob Schleizer
Name:	Bob Schleizer
Title:	Interim Chief Financial Officer

Date: August 29, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1**	Press Release dated August 11, 2017

* Filed herewith.

** Furnished herewith.